Segment Information (Notes)	3 Months Ended
Mar. 31, 2013
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]
Segment Information
We have one operating segment with operations primarily in the United States and Canada. Sales are assigned to geographic locations based on the location of customers. The 2012 revenue is being presented to conform with 2013 presentation in consideration of transfer pricing adjustments. Geographic information is as follows (in thousands):

	Three Months Ended March 31,
	2013	2012
Revenue:
United States	$2,286	$2,802
Canada	770	1,002
Other countries	31	58
Total revenue	$3,087	$3,862

During the three months ended March 31, 2013 and 2012, three of our customers represented approximately 34% and 35%, respectively of revenues, one of which, A. Lassonde Inc., a Canadian DSD distributor, represented approximately 19% and 22%, respectively of revenue.